UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Based on the information available as of February 2, 2014, and the expectations outlined below, XPO Logistics, Inc. (“XPO”) achieved its year-end 2014 targets for an annual revenue run rate of at least $3 billion and an adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) run rate of at least $150 million as of December 31.

XPO further expects its financial results for the fourth quarter ended December 31, 2014, to include:

•	Total revenue in the range of $825 million to $835 million, reflecting an increase of 221% to 225% from the fourth quarter of 2013.

•	Net revenue in the range of $295 million to $305 million, reflecting an increase of 456% to 475% from the fourth quarter of 2013.

•	Adjusted EBITDA in the range of $39 million to $42 million, compared with $0.3 million of adjusted EBITDA for the fourth quarter of 2013.

The above information is subject to change as XPO completes its financial close process and its outside auditors audit such information.

Cautionary Note

This report contains preliminary unaudited and estimated financial results for our fiscal quarter ended on December 31, 2014. In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures as well as estimates relating to the components and calculation of our provision for taxes, among other metrics. The preliminary financial results included in this report have been prepared by, and are the responsibility of, our management. Our actual financial results for the fourth quarter of 2014 have not yet been finalized by management. In addition, our outside auditor, KPMG LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results and, as a result, does not express an opinion or any other form of assurance with respect to the preliminary financial results. These results are not a comprehensive statement of all financial results for the fourth quarter of 2014. We are required to consider all available information through the finalization of our financial statements and their possible impact on our financial conditions and results of operations for the period, including the impact of such information on the complex judgments and estimates referred to above. As a result, subsequent information or events may lead to material differences between the information about the results of operations described herein and the results of operations described in our subsequent annual report. Accordingly, you should not place undue reliance on these preliminary financial results.

Non-GAAP Financial Measures

This report contains certain non-GAAP financial measures as defined under Securities and Exchange Commission (“SEC”) rules, such as adjusted earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) for the quarter ended December 31 2014. As required by SEC rules, we provide reconciliations of this measure to the most directly comparable measure under United States generally accepted accounting principles (“GAAP”), which are set forth in this report. We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization), tax consequences and transaction and integration costs related to certain acquisitions we have completed. In addition to its use by management, we believe that adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate adjusted EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from adjusted EBITDA are significant and necessary components of the operations of our business, and, therefore, adjusted EBITDA should only be used as a supplemental measure of our operating performance.

The following table reconciles management’s estimated net loss available to common stockholders for the year ended December 31, 2014, to management’s estimate for adjusted EBITDA for the same period.

Reconciliation of Non-GAAP Measures

XPO Logistics, Inc.

Consolidated Reconciliation of EBITDA to Net Loss

(In millions)

	Three Months Ended
	December 31, 2014

	Range:
	From	To
Net loss available to common shareholders	$(55.3)	$(49.3)
Preferred dividends	0.7	0.7
Non-cash accounting preferred stock beneficial conversion charge	40.9	40.9

Net loss	(13.7)	(7.7)

Interest expense	16.7	16.7
Income tax expense (benefit)	1.0	(4.0)
Other depreciation and amortization	34.0	35.0

EBITDA	$38.0	$40.0

Transaction and integration costs	1.0	2.0
XPO Express and XPO Last Mile rebranding costs	—	—

Adjusted EBITDA	$39.0	$42.0

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated under this Item by reference.

On February 4, 2015, XPO announced that it intends to offer through a private placement up to $350 million aggregate principal amount of senior notes due 2019 (the “Notes”). The offering is subject to market and other conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes will be offered to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will not be registered under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

XPO acquired New Breed Holding Company (“New Breed”) on September 2, 2014, Pacer International, Inc. (“Pacer”) on March 31, 2014, and 3PD Holding Company (“3PD”) on August 15, 2013. Attached hereto as Exhibit 99.2 and incorporated herein by reference is certain unaudited pro forma financial information to combine the historical statements of operations of XPO, the statements of income of New Breed, the statements of comprehensive income of Pacer and the statements of comprehensive loss of 3PD. The pro forma information also includes the contemplated private placement of Notes described above.

The information contained in Item 2.02 and in this Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisitions, including the expected impact on XPO’s results of operations; the ability to realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate New Breed and other acquired businesses; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	XPO Logistics, Inc. Press Release, dated February 4, 2015

99.2	Pro Forma Financial Information

Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and twelve months ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO LOGISTICS, INC.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: February 4, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	XPO Logistics, Inc. Press Release, dated February 4, 2015

99.2	Pro Forma Financial Information

Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014, twelve months ended December 31, 2013, nine months ended September 30, 2013, and twelve months ended September 30, 2014.

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